KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments - March 31, 2023 (Unaudited)

COMMON STOCKS - 67.84%	Shares	Value
Accommodation - 0.19%
Civeo Corp. - ADR*	11,466	236,773

Administrative and Support Services - 0.04%
Ritchie Bros Auctioneers, Inc. - ADR	1,000	56,290

Aerospace and Defense - 0.07%
CACI International, Inc. - Class A*	300	88,884

Asset Management - 0.12%
Sprott, Inc. *^[f]	4,115	150,381

Beverage and Tobacco Product Manufacturing - 0.01%
Crimson Wine Group Limited*	2,800	17,220

Data Processing, Hosting and Related Services - 0.00%
Rumble, Inc.*^	400	4,000

Data Processing, Hosting, and Related Services - 0.99%
MasterCard, Inc. - Class A	1,000	363,410
Visa, Inc. - Class A	4,000	901,840
		1,265,250
Diversified Real Estate Activities - 0.00%
PrairieSky Royalty Limited*	200	3,167

Funds, Trusts, and Other Financial Vehicles - 0.70%
Mesabi Trust^	35,492	893,689

Global Exchanges - 0.89%
ASX Ltd.	4,400	191,235
Deutsche Boerse AG	1,800	350,306
Euronext NV	2,520	192,892
Hellenic Exchanges - Athens Stock Exchange SA	800	3,405
Japan Exchange Group Inc. - ADR*^	7,200	54,684
London Stock Exchange Group Plc	600	58,236
NZX Limited	364,202	275,560
		1,126,318
Insurance Carriers and Related Activities - 0.06%
Arthur J. Gallagher & Co.	400	76,524

Live Sports (Spectator Sports) - 0.11%
Big League Advance, LLC*ag	2,455	135,025

Management of Companies and Enterprises - 2.55%
Associated Capital Group, Inc. - Class A	75,941	2,806,020
Galaxy Digital Holdings Ltd.*	114,000	435,250
		3,241,270
Merchant Wholesalers, Durable Goods - 0.09%
A-Mark Precious Metals, Inc.	3,200	110,880

Mining (except Oil and Gas) - 2.43%
Franco-Nevada Corporation - ADR	12,000	1,749,600
Sandstorm Gold Ltd. - ADR	65,000	377,650
Wheaton Precious Metals Corporation - ADR	20,000	963,200
		3,090,450
Oil and Gas Extraction - 50.75%
Permian Basin Royalty Trust^	110,950	2,707,180
Texas Pacific Land Corp.[c]	36,328	61,794,654
		64,501,834
Other Financial Investment Activities - 0.92%
GAMCO Investors, Inc. - Class A	61,600	1,167,320
Morgan Group Holding Co.*[f]	872	881
		1,168,201
Other Investment Pools and Funds - 2.50%
Partners Value Investments LP*ag	43,516	2,125,088
Urbana Corporation*	18,800	52,164
Urbana Corporation - Class A*	369,542	995,289
		3,172,541
Professional, Scientific, and Technical Services - 0.02%
Science Applications International Corp.	200	21,492

Real Estate - 0.40%
DREAM Unlimited Corp.*[f]	8,000	140,111
The Howard Hughes Corporation*	2,200	176,000
Tejon Ranch Co.*	10,400	190,008
		506,119
Securities and Commodities Exchanges - 3.88%
Cboe Global Markets, Inc.	7,806	1,047,877
CME Group, Inc.	5,800	1,110,816
IntercontinentalExchange Group, Inc.	12,900	1,345,341
Miami International Holdings, Inc.*ag	95,000	671,650
NASDAQ, Inc.	7,200	393,624
TMX Group Ltd.*	3,600	363,596
		4,932,904
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.19%
Bakkt Holdings, Inc.*^	1,200	2,064
Brookfield Asset Management Ltd. - ADR	906	29,644
Brookfield Corp.	3,600	117,324
MarketAxess Holdings, Inc.	48	18,782
OTC Markets Group Inc. - Class A	600	33,900
S&P Global, Inc.	113	38,959
		240,673
Support Activities for Water Transportation - 0.93%
Clarkson plc	31,100	1,185,471

TOTAL COMMON STOCKS
(cost $29,308,849)		86,225,356

PREFERRED STOCKS - 0.18%
Other Investment Pools and Funds - 0.18%
Partners Value Investments LP - Class A*ag	11,832	224,808

TOTAL PREFERRED STOCKS
(cost $219,010)		224,808

UNIT INVESTMENT TRUST - 7.71%
Funds, Trusts, and Other Financial Vehicles - 0.00%
Grayscale Ethereum Classic Trust*	12	83

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 7.71%
Grayscale Bitcoin Trust*[c]	598,874	9,797,578

TOTAL UNIT INVESTMENT TRUST
(cost $1,503,555)		9,797,661

	Principal
CONVERTIBLE BONDS - –%	Amount	Value
Department Stores - –%
Sears Holdings Corporation, 8.000%, 12/15/2019 ag	5,720	–

TOTAL CONVERTIBLE BONDS
(cost $5,720)		0

EXCHANGE TRADED FUNDS - 0.01%	Shares
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.01%
ProShares Short VIX Short-Term Futures ETF*	200	12,750

TOTAL EXCHANGE TRADED FUNDS
(cost $6,796)		12,750

WARRANTS - 0.18%	Shares
Other Investment Pools and Funds - 0.16%
Partners Value Investments LP Expiration: 06/30/2026, Exercise Price: 32.45 CAD*ag	43,516	209,289

Securities and Commodities Exchanges - 0.02%
Miami International Holdings, Inc. Expiration: 04/08/2026, Exercise Price: 7.50 USD *ag	14,469	19,967

TOTAL WARRANTS
(cost $130,104)		229,256

TOTAL INVESTMENTS - 75.92%
(cost $31,174,034)		$96,489,831

Percentages are stated as a percent of net assets.

*	- Non-income producing security.
^
- This security or a portion of this security was out on loan at March 31, 2023. Total loaned securities had a market value of $2,880,172 at March 31, 2023.
   The total collateral for the loaned securities was cash in the amount of $2,934,339.

[a]	- Value determined using significant unobservable inputs.
[c]	- Significant Investment - Greater than 5% of net assets.
[f]	- Level 2 Investment.
[g]	- Illiquid.
ADR	- American Depository Receipt.
CAD	- Canadian Dollars.
ETF	- Exchange Traded Fund.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin- off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2023, 1.22%, 1.37%, 2.66%, 0.08%, and 0.20% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, The Paradigm Portfolio, and The Small Cap Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at March 31, 2023.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of March 31, 2023:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$83,002,220		$291,373	$2,931,763		$86,225,356
Unit Investment Trust	9,797,661		–	–		9,797,661
Preferred Stocks	–		–	224,808		224,808
Convertible Bonds	–		–	–	*	–
Exchange Traded Funds	12,750		–	–		12,750
Warrants	–		–	229,256		229,256
Total Investments in Securities	$92,812,631		$291,373	$3,385,827		$96,489,831

During the period ended March 31, 2023, there were no transfers into or out of Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2022	$3,425,430
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(39,603)
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2023	$3,385,827

Description	Fair Value at 3/31/2023		Valuation Techniques	Unobservable Input		Range**
Common Stocks	$2,125,088		Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity		$42.00 - $73.00
Common Stocks	$671,650		Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Precedent Transaction		$7.07 - $7.87
Common Stocks	$135,025		Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Precedent Transaction		$55.00 - $55.00
Convertible Bonds	$-	*	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity		$0.00 - $0.00
Preferred Stocks	$224,808		Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity		$19.00 - $19.75
Warrants	$209,289		Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity		$6.05 - $8.00
Warrants	$19,967		Black Scholes Method	Volatility		25%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect.
Significant changes in these inputs could result in significantly higher or lower fair value measurements.